EXHIBIT 10.27V

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

TWENTY-FIRST AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This TWENTY-FIRST AMENDMENT (this “Twenty-First Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The effective date of this amendment is the date last signed below (the “Twenty-First Amendment Effective Date”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (CSG document #4131273) with an effective date of January 1, 2020 (the “Agreement”) and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Twenty-First Amendment. If the terms and conditions set forth in this Twenty-First Amendment conflict with the Agreement, the terms and conditions of this Twenty-First Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Twenty-First Amendment shall have the meaning set forth in the Agreement. Upon execution of this Twenty-First Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Twenty-First Amendment. Except as amended by this Twenty-First Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, CSG and Customer desire to amend the Agreement to provide for “Letters” as a Service and to specify such terms and conditions under which CSG will make Letters available to Customer and Customer will consume Letters as a Service.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CSG and Customer agree to the following as of the Twenty-First Amendment Effective Date.

1.
Customer desires to use and CSG agrees to provide CSG’s “Letters” to Customer, as described herein, under the Agreement. Therefore, upon execution of this Twenty-First Amendment and pursuant to the terms and conditions of the Agreement, the following changes are hereby made to the Agreement:

a) Exhibit C-2, Print and Mail Services, shall have a new Section 8, “CSG InView,” added as follows:

“8. CSG InView. CSG InView is a CSG hosted online statement archival service for storage of Customer’s Letters and statements, including statement backers and ad pages that will allow Customer to view and retrieve Letters and retrieve statements, in PDF format, not later than [*********** (**) *****] after completion of Customer’s then-current Billing Cycle.

CSG InView will permit Customer access to its Connected Subscribers’ and its Acquired Non-ACP Subscribers; statement images for a period of up to [***** (**) ******] from the date that each such statement image is available for viewing (the “Statement Data Retention Period”), after which time the PDF statement images will no longer be accessible to Customer.

Further, Letters can be stored in the same CSG InView storage instance. As a result, CSG InView will permit Customer access to its Letters for a period of up to [*** (*) ******] from the date that each such Letter is available for viewing (the “Letter Retention Period”), after which time PDF images of Letters will no longer be accessible to Customer.”

b) Exhibit C-2, Print and Mail Services, shall have a new Section 9, “Letters” added as follows:

“9. Letters. Letters provides Customer with (a) processing Customer-requested letters for Customer’s Connected Subscribers, Acquired Non-ACP Subscribers and recipients selected and specified by Customer. Letters will, collectively, include each of (i) Customer-precomposed letters via a file feed from Customer to CSG (the “File Feed Precomposed Letters”) and (ii) Customer-generated letters from Customer’s utilization of CSG’s SaaS document composition platform entitled “CSG Communication Builder” (the “Communication Builder Letters”). Customer’s utilization of File Feed Precomposed Letter or Communication Builder Letter will be determined solely by Customer for each Letters request from Customer to CSG; and (b) adding email as an alternate communication delivery channel to send Letters content via email.

For purposes of clarification:

Communication Builder Letters. CSG will provide Customer with access to CSG Communication Builder, a CSG SaaS document composition platform from which Customer will have the ability to design, edit and print digital and hard copy letters and utilize preset templates with Customer branding capabilities stored on CSG Communication Builder from Customer’s web browser for Customer to create, validate, preview, update and approve Letters for delivery via Print and Mail Services (that will include print letters and postcards) and Alternate Communication Delivery (for digital letters) for Connected Subscribers, Acquired Non-ACP Subscribers and recipients, Communication Builder Letters will be sent, as determined solely by Customer, via (i) Direct Solutions (Print and Mail) and via (ii) email (“Alternate Communication Delivery) for Connected Subscribers, Acquired Non-ACP Subscribers and recipients. The specific terms and conditions for any Communication Builder Letter will be set forth in mutually agreed Statements of Work, E-SOWs or Letters of Authorization.

File Feed Precomposed Letters. CSG will provide Customer with access to a Graphical User Interface (“GUI”) through web application screens that allow Customer to create, edit, validate, preview, update, and approve Letters for delivery via Print and Mail and, electronically, via Alternate Communication Delivery for Connected Subscribers, Acquired Non-ACP Subscribers and recipients. The specific terms and conditions for any File Feed Precomposed Letter will be set forth in mutually agreed Statements of Work, E-SOWs or Letters of Authorization.

Alternate Communication Delivery. Alternate Communication Delivery will be available via email as an alternate delivery model for digital Letters for Connected Subscribers, Acquired Non-ACP Subscribers and recipients.”

c)
Schedule F, “Fees,” Section III., “Direct Solutions (Print and Mail Services),” Subsection “II” (and its corresponding notes) shall be deleted in its entirety and amended as follows:

Description of Item/Unit of Measure	Frequency	Fee
II.
Letter Processing (Refer to Section V.B entitled “Implementation and Startup Services” for the fees associated with startup services, Section VI below for the fees associated with custom paper and custom envelopes, and Section VII below for the fees associated with postage) (Note 5) (Note 6)

A. [***** physical page (black print only; includes the ********* of the ****** and ********** ********, if any) (excludes ***** and *********) (per ******, per *** *****]	[******]	[*******]
B. [********** physical page for Letters (black print only; includes ********* of the******) (excludes *****) (per ******** ****, per *** *****]) (Note 1)	[****]	[*******]

Note 1: An [**********] physical page means text items, such as billing details or system-generated statement messages that overflow onto an [**********] physical page with no more graphics than those graphics tied to messages via the statement message module and no programmer intervention. The page may include static Customer information, such as, policies and procedures, payment locations, franchise authorities, etc. If Customer is using AESP or enhanced past due notices, only graphics from the AESP graphics library may be used on the [**********] physical page. If Customer is using AESP or enhanced past due notices, the [**********] physical page has duplex capability.

Note 5: CSG shall provide [*******] turnaround, excluding major [********], for Letters.

Note 6: Customer may elect to use optional Vantage Direct service for Letters to allow for the ability to target market their customers.

d)
Schedule F, “Fees,” Section III., “Direct Solutions (Print and Mail Services),” Subsection “VI” (and

its corresponding notes) shall be deleted in its entirety and amended as follows:

Description of Item/Unit of Measure	Frequency	Fee
VI. Paper and Envelopes: (Statements, Letters and Past Due Notices) (Note 19) (Note 20)
A. Paper – [***** * *** ***], plain white with one perforation (used for [**********] Printing) (per page)	[******** ****	*******
B. Carrier Envelope – CSG standard [***] envelope, [***]paper with [***] poly-covered pistol window (per [********])	********	*******
C. Remit Envelope – CSG standard #* envelope, [*** paper with *** open window (per ********])	********	*******
D. Remit Envelope Credit – (for remit envelopes omitted from Subscriber Statements)	********	(*******)
E. Remit Envelope Credit – (for remit envelopes omitted from Letters or Past Due Notices)	********	(*******)
F. Other Paper and Envelopes	*** *******	*****
G. Other Miscellaneous Shipping Materials (per [***** per *** *****])	*** *******	*****
H. Custom Paper Set-up/Revision	*** *******	*********]

Note 19: For [*********] purposes, material (paper, carrier and remit) as reflected in subsection VI.A - VI.C shall be added to both (i) Section I, AESP Statement processing, subsection A, "processing for AESP Statement Format" fee and (ii) Section II, Letter processing, subsection C, Letters, "[*****] physical page" processing fee. Further, paper, as reflected in subsection VI.A, shall be added to both (i) Section I, AESP Statement processing, subsection B, "[**********] physical page" and (ii) Section II, Letters Processing, subsection B, "********** physical page for Letters" fee.

Note 20: For clarification purposes, Customer is not responsible for paying any sales tax arising from CSG's purchase of those materials reflected in subsections VI.A through VI.C, as CSG is responsible for paying the sales tax associated with the purchase of these materials. However, if Customer uses any materials other than those listed in subsection VI.A through VI.C, Customer is responsible for sales tax arising from such use. For illustrative purposes only, assume that Customer uses an expansion envelope with a current price of [*******]. Based upon the pricing set forth in the above table, CSG will reduce that price by [*******] (the value of the generic carrier), and the Customer's effective price will be [*******]. This effective price will appear on the invoice and Customer will be responsible for any sales tax based on the individual taxing states.

e)
Schedule F, “Fees,” Section III., “Direct Solutions (Print and Mail Services),” Subsection “VII” (and its corresponding notes) shall be deleted in its entirety and amended as follows:

Description of Item/Unit of Measure	Frequency	Fee
VII. Postage
A. Statements (per [********* *******, per *** *****])	[*********	****** *******
B. Letters (per [****** *******, per *** *****])	******	******** ************* ****
C. Past due notices and reminders (per [****** *******, per *** *****])	******/********	******** ************* ****]

IN WITNESS WHEREOF the parties hereto have caused this Twenty-First Amendment to be executed by their duly authorized representatives.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Deepak Bharathan__________	By: /s/ Rasmani Bhattacharya
Name: Deepak Bharathan	Name: Rasmani Bhattacharya
Title: Vice President, Procurement	Title: EVP and General Counsel
Date: 08-May-23_________	Date: April 14, 2023______________